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                                  ALLIANCE VARIABLE PRODUCTS
Alliance Capital [Logo] (R)              SERIES FUND, INC.

Supplement Dated January 2, 1996 to Prospectus Dated May 1, 1995

         This Supplement to the current Prospectus of Alliance Variable Products Series Fund, Inc. (the "Fund") sets forth disclosure regarding the Technology Portfolio of the Fund. This Supplement should be read in conjunction with the Prospectus.

Technology Portfolio.

         Effective January 2, 1996 the Fund is offering shares of the Technology Portfolio.

         The Technology Portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. The Technology Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

         The Technology Portfolio's investment objectives cannot be changed without approval by the holders of a majority of the Technology Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change the Technology Portfolio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to the shareholders of the Technology
Portfolio, but without their approval. There can be, of course, no assurance that the Technology Portfolio will achieve its investment objectives. The types of portfolio securities in which the Technology Portfolio may invest are described in greater detail below.


(R) This registered mark used under license from the owner, Alliance Capital Management L.P.



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Expense Information.

Shareholder Transaction Expenses

         The Technology Portfolio has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

(Annual Technology Portfolio Operating Expenses as a percentage of average net assets)

Management Fees..................................        0%*

Other Expenses...................................      .95%*
                                                       _____

Total Technology Portfolio Operating Expenses           .95%
                                                        ====

___________________
*  Net of expense reimbursement

Example

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).


                                  1 Year             3 Years
                                   $10                 $30


         The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. "Other Expenses" for the Technology Portfolio are based on estimated amounts for the Technology Portfolio's current fiscal year. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

Description of the Technology Portfolio.

         The Technology Portfolio is a diversified investment portfolio that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Technology Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or


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improved products or processes).  The Technology Portfolio
will normally have at least 80% of its assets invested in the securities of these companies. The Technology Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Technology Portfolio will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Technology Portfolio's total assets would be invested in foreign securities.

         The Technology Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

         The Technology Portfolio may maintain up to 15% of its net assets in illiquid securities, lend portfolio securities equal in value to not more than 30% of the Technology Portfolio's total assets and invest up to 10% of its total assets in foreign securities.

         Options. The Technology Portfolio may write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options. The Technology Portfolio will not write uncovered call options and will not write a call option if the premium to be received by the Technology Portfolio in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). The Technology Portfolio will not write a call option if, as a result, the aggregate of the Technology Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Technology Portfolio's total assets or more than 10% of the Technology Portfolio's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Technology Portfolio will at no time exceed 10% of the Technology Portfolio's total assets.

         Rights and Warrants. The Technology Portfolio may also invest up to 10% of its total assets in rights and warrants. The Technology Portfolio will invest in rights and warrants only if the underlying equity securities themselves are deemed appropriate by the Adviser for


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inclusion in the Technology Portfolio.  Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of an increase in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         For a further description of the Technology
Portfolio's investment policies and techniques, see "Other
Investment Policies and Techniques" in the Prospectus.

Portfolio Turnover.

         The Adviser anticipates that the Technology
Portfolio's annual rate of portfolio turnover will not be in excess of 100%. See "Other Investment Policies and
Techniques - Portfolio Turnover" in the Prospectus.

Certain Fundamental Investment
Policies of the Technology Portfolio.

         The Technology Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Technology Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuers; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Technology Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Technology Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Technology Portfolio has reserved the


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right to invest up to 25% of its total assets in a
particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Portfolio Management.

         The employees of the Adviser principally responsible for the Technology Portfolio's investment program are Peter Anastos and Gerald T. Malone. Mr. Anastos has been associated with the Adviser since prior to 1991 and Mr. Malone has been associated with the Adviser since 1992.
Prior thereto, Mr. Malone was associated with College
Retirement Equities Fund since prior to 1991.

Advisory Fee.

         The Technology Portfolio pays the Adviser at an annual rate of 1.00% of the average daily value of its net assets. The fees are accrued daily and paid monthly.





YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR
FUTURE REFERENCE.























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